ING Life Insurance and Annuity Company
and its
Variable Annuity Account C

MULTIPLE SPONSORED RETIREMENT OPTIONS

Supplement Dated May 21, 2013 to the Contract Prospectus and Statement of Additional
Information, each dated May 1, 2013

This supplement updates and amends certain information contained in your variable annuity Contract Prospectus and Statement of Additional Information (“SAI”). Please read it carefully and keep it with your Contract Prospectus and SAI for future reference.

IMPORTANT INFORMATION ABOUT THE COMPANY

The first three paragraphs of both THE COMPANY section of the Contract Prospectus and the GENERAL
INFORMATION AND HISTORY section of the SAI are deleted and replaced with the following:

ING Life Insurance and Annuity Company (the “Company,” “we,” “us,” “our”) issues the contracts described in the prospectus and is responsible for providing each contract’s insurance and annuity benefits. All guarantees and benefits provided under the contracts that are not related to the separate account are subject to the claims paying ability of the Company and our general account.

We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976 and, until May 7, 2013, we were an indirect wholly owned subsidiary of ING Groep N.V. (“ING”), a global financial institution active in the fields of insurance, banking and asset management. Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company.

Pursuant to an agreement with the European Commission (“EC”), ING has agreed to divest itself of ING U.S., Inc.
and its subsidiaries, including the Company (collectively “ING U.S.”), which constitutes ING’s U.S.-based retirement, investment management and insurance operations. To effect this divestment, on May 7, 2013, ING completed an initial public offering (“IPO”) of the common stock of ING U.S. While ING is currently the majority shareholder of the common stock of ING U.S., pursuant to the agreement with the EC mentioned above ING is required to divest itself of at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014 and 100% by the end of 2016.

IMPORTANT INFORMATION ABOUT THE OREGON EDUCATION
ASSOCIATION (THE “OEA”)

The following information replaces the existing information about the agreement between the OEA and the
Company:

The Agreement between the Oregon Education Association (the “OEA”) and the Company

Effective July 1, 2013, the Company and the OEA has entered into an agreement in which the OEA agreed to endorse, and facilitate OEA members’ access to, the Company’s variable annuity (the “Agreement”).

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Pursuant to the Agreement, the Company agrees:
• To reimburse the OEA up to $4,000 per year for the expenses of an outside consultant hired by OEA to review and monitor the competitiveness and performance of the Company’s variable annuity;
• To develop and provide custom marketing materials and seminars, in addition to the normal and customary expenditures associated with the distribution and marketing of its products and services, to support OEA member education;
• To develop a statewide program to educate OEA’s membership about the Oregon PERS program by utilizing its established network of representatives across the State. While one goal of the registered representative’s efforts to educate OEA’s membership about the Oregon PERS program is financial education, it is expected that the efforts of these representatives would result, indirectly, in additional enrollment in the Company’s variable annuity; and
• To pay for the costs of meeting rooms and appropriate refreshments for financial seminars and other presentations that the Company conducts.

The Company may also from time to time contribute to the costs incurred by OEA in sponsoring certain union and
OEA Board member functions that Company personnel are permitted to attend, although the Agreement between the
OEA and the Company does not obligate the Company to make any such payments. The Company’s payments for such functions have typically not exceeded $20,000 in recent years.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided
by) ING Life Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by ING
Financial Advisers, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which ING
Financial Advisers, LLC has selling agreements.

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